UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2018

VECTRUS, INC.

(Exact name of Registrant as specified in its charter)

Indiana	0001-36341	38-3924636
(State or other jurisdiction of incorporation of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Space Center Drive
Colorado Springs, CO 80915
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On January 23, 2018, Vectrus Systems Corporation (“VSC”), a wholly-owned subsidiary of Vectrus, Inc. (“Vectrus”), entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”), dated as of January 23, 2018, among VSC as the purchaser, SENTEL Corporation as the acquired company, R&R Enterprises, Inc. (the “Seller”), and Russell T. Wright as the Seller’s shareholder. The transaction closed on January 23, 2018.

Pursuant to the Stock Purchase Agreement, VSC acquired all of the issued and outstanding stock of SENTEL Corporation from the Seller for cash consideration of $36 million, subject to customary adjustments at and following the closing.

The Stock Purchase Agreement contains various representations and warranties, covenants and indemnification provisions that are customary in transactions of this type.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 7.01 Regulation FD Disclosure.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 7.01.

A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of January 23, 2018, among Vectrus Systems Corporation, SENTEL Corporation, R&R Enterprises, Inc. and Russell T. Wright.
99.1	Press release issued by Vectrus, Inc. on January 23, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2018	VECTRUS, INC.
	By:	/s/ Kathryn S. Lamping
	Its:	Assistant Secretary